UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2008 (April 2, 2008)

SUNOPTA INC.
(Exact name of registrant as specified in its charter)

Canada	0-9989	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2838 Bovaird Drive West
Brampton, Ontario, L7A 0H2,
Canada
      (Address of Principal Executive Offices)

(905) 455-1990
  (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 - Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 2, 2008, SunOpta Inc. (the “Company”), received a written Staff Determination notice from The Nasdaq Stock Market (“Nasdaq”) stating that the Company is not in compliance with Nasdaq’s Marketplace Rule 4310(c)(14) because it did not timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (the “2007 Form 10-K”).  The regulatory filing date for the 2007 Form 10-K was March 17, 2008.  As a result, the Company’s common stock is subject to delisting from The Nasdaq Global Market.  Nasdaq Marketplace Rule 4310(c)(14) requires the Company to make on a timely basis all filings with the Securities and Exchange Commission, as required by the Securities Exchange Act of 1934, as amended.  The Company issued a press release on April 4, 2008, disclosing its receipt of this notice from Nasdaq.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

As previously disclosed, due to certain errors in the costing of inventory and the reconciliation of third party inventories in the Company’s berry operations, management determined that previously issued interim financial statements included in the Company’s 2007 quarterly reports should not be relied upon and a restatement is required.  In hand with this determination, the Company’s Audit Committee has initiated an investigation regarding accounting issues within the Company’s berry operations and has retained independent legal counsel and accountants to assist with this matter.  The Company delayed the filing of its 2007 Form 10-K until the Company has completed the restatement of previous quarters, the Audit Committee has completed its investigation and the 2007 financial statement audit is completed.  The Company is working to complete this process as quickly as possible and will file the 2007 Form 10-K as soon as practicable.

As a result of the filing delay, the Company’s securities are subject to delisting from The Nasdaq Global Market at the opening of business on April 11, 2008 unless the Company appeals the Staff Determination.  The Company intends to appeal the Staff Determination and request a hearing before the Nasdaq Listing Qualifications Panel to review the Staff Determination.  Until a decision is made by the Panel, the Company’s common stock will remain listed on The Nasdaq Global Market.  However, there can be no assurance that the Panel will grant the Company’s request for continued listing.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits

Exhibit No.	Description

99.1	Press release of SunOpta dated April 4, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOPTA INC.

By	/s/ Steven R. Bromley	By	/s/ John Dietrich

	Steven R. Bromley,		John Dietrich,
	President and Chief Executive Officer		Vice President and Chief Financial Officer

Date	April 7, 2008	Date	April 7, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of SunOpta dated April 4, 2008